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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 2003


                                TALX CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




         Missouri                   000-21465                  43-0988805
         --------                   ---------                  ----------
     (State or Other              (Commission File            (IRS Employer
     Jurisdiction of                  Number)             Identification Number)
     Incorporation)


                                1850 Borman Court
                            St. Louis, Missouri 63146
                            -------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 214-7000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

         99       Press Release issued January 29, 2003

ITEM 9. REGULATION FD DISCLOSURE.

         On January 29, 2003, TALX Corporation issued a press release announcing third quarter results. A copy of such press release is attached hereto as
Exhibit 99 and incorporated herein by reference.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 29, 2003                    TALX CORPORATION

                                           By:  /s/ CRAIG N. COHEN
                                                --------------------------------
                                                Craig N. Cohen
                                                Vice President and Chief
                                                Financial Officer



                                INDEX TO EXHIBITS

   EXHIBIT NO.                 DESCRIPTION
     99          Press Release, dated January 29, 2003